UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 03, 2023

IGM Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39045	77-0349194
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Middlefield Road
Mountain View, California		94043
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 965-7873

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IGMS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 3, 2023, Dr. Michael Loberg, Ph.D. notified IGM Biosciences, Inc. (the “Company”) of his resignation from the Company’s Board of Directors (the “Board”), including any committees of the Board, effective as of October 3, 2023 (the "Director Resignation"). There were no disagreements between Dr. Loberg and the Company on any matter relating to the Company’s operations, policies or practices that resulted in Dr. Loberg's resignation.

On October 3, 2023, Elizabeth H.Z. Thompson, Ph.D. was appointed to the Board to serve as a Class II director, with a term beginning on October 3, 2023 and expiring at the Company's 2024 annual meeting of the stockholders. Dr. Thompson will serve on the Board's Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee, and Research and Clinical Development Committee.

There are no arrangements or understandings between Dr. Thompson, on the one hand, and the Company or any other persons, on the other hand, pursuant to which Dr. Thompson was selected as a director. There are no related party transactions between the Company and Dr. Thompson (or any of her immediate family members) requiring disclosure under Item 404(a) of Regulation S-K. Dr. Thompson does not have any family relationships with any of the Company’s directors or executive officers. In connection with her appointment, Dr. Thompson will enter into a standard indemnification agreement in the form previously approved by the Board. Dr. Thompson will also be eligible for compensation pursuant to the Company’s outside director compensation policy.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Description
99.1	Press Release of IGM Biosciences, Inc., dated October 3, 2023
104	Cover Page Interactive Data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 3, 2023	By:	/s/ Misbah Tahir
Misbah Tahir Chief Financial Officer